UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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NEUBASE THERAPEUTICS, INC.

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NeuBase Therapeutics, Inc.

Important Notice Regarding the Availability of Proxy Materials for the NeuBase Therapeutics, Inc. Annual Meeting of Stockholders to be held on August 12, 2020

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/NBSE. To submit your proxy while visiting this site, you will need the 12 digit control number in the shaded gray box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before July 31, 2020.

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VOTE online go to: www.proxydocs.com/NBSE

Proxy Materials Available to View or Receive:
1. Notice and Proxy Statement   2. Annual Report

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ACCOUNT NO.   SHARES

NeuBase Therapeutics, Inc. Notice of Annual Meeting of Stockholders

Date:	Wednesday, August 12, 2020
Time:	10:00 a.m. Eastern Time
Registration and Access:	Register by August 10, 2020 at 5 p.m. Eastern Time at www.proxydocs.com/NBSE and follow instructions

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends a vote FOR the election of the nominee for the director named below, FOR Proposal Nos. 2 and 3 and ONE YEAR for Proposal No. 4.

1. To elect one Class III Director, Franklyn G. Prendergast, Ph.D., nominated by our Board of Directors, to serve until our 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified.
2. To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020.
3. To approve, on an advisory basis, the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion within the section of the Company's Proxy Statement entitled "Executive Compensation."
4. To approve, on an advisory basis, the frequency of holding future advisory votes on executive compensation.